UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2020

Mustang Bio, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38191 (Commission File Number)	47-3828760 (IRS Employer Identification No.)

377 Plantation Street

Worcester, Massachusetts 01605

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MBIO	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Mustang Bio, Inc. (“Mustang”) held its annual meeting of stockholders on June 17, 2020 by means of an online virtual meeting platform at 3:00 p.m. Eastern Time. Stockholders representing 38,615,836, or 89.31% of the 43,233,224 shares entitled to vote were represented in person or by proxy constituting a quorum. At the annual meeting, Proposals 1 and 2, for the election of six directors to hold office until the 2021 annual meeting and the ratification of the appointment of BDO USA, LLP as Mustang’s independent registered public accounting firm for the year ending December 31, 2020, respectively, were approved, while Proposal 3, a shareholder proposal to amend the Company’s articles and/or bylaws to require majority vote in director elections, was not approved. The three proposals are described in detail in Mustang’s definitive proxy statement dated April 29, 2020 for the annual meeting.

Proposal 1

The votes with respect to the election of six directors to hold office until the 2021 annual meeting were as follows:

Director	For	% Voted For	Withheld	% Voted Withheld
Michael S. Weiss	18,046,514	81.01%	4,231,006	18.99%
Lindsay A. Rosenwald, M.D.	18,122,442	81.35%	4,155,078	18.65%
Neil Herskowitz	17,988,265	80.75%	4,289,255	19.25%
Manuel Litchman, M.D.	18,968,343	85.15%	3,309,177	14.85%
Adam Chill	20,589,104	92.42%	1,688,416	7.58%
Michael Zelefsky, M.D.	20,589,680	92.42%	1,687,840	7.58%

Proposal 2

The votes with respect to the ratification of BDO USA, LLP as Mustang’s independent registered accounting firm for the year ending December 31, 2020 was as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
38,113,247	38,303	464,286	0

Proposal 3

The votes with respect to a shareholder proposal to amend the Company’s articles of incorporation and/or bylaws to require a majority vote in director elections was as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
8,238,346	13,876,263	162,911	16,338,316

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2020	Mustang Bio, Inc.
(Registrant)

	By:	/s/ Manuel Litchman, M.D.
Manuel Litchman, M.D.
President and Chief Executive Officer